Exhibit 10.26.16+

AMENDMENT NO. 16
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT NO. 16 (“Amendment”), effective as of April 17, 2014 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and Telenav, Inc. (formerly known as TeleNav, Inc.) (“Supplier” or “Telenav”), a Delaware corporation with its principal office at 950 De Guigne Drive, Sunnyvale, CA 94085, on behalf of itself and the Telenav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.
WHEREAS, the parties continue to work together on the SYNC Generation 2 project (“Gen 2 Project”); and
WHEREAS, the parties wish to work together on the SYNC [*****].
NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.
Attachments II, III, and V of the Agreement (as amended herein) will apply to the [*****], while a new Purchase Order and a new Statement of Work (Ford SYNC [*****]) for the [*****] will be appended to the Agreement.

2.
Attachment II – Software Development and Licensed Software Supplemental Terms and Conditions, delete Section 6.1.2 and replace with the following: “Unless otherwise specified in the SoW, Supplier shall provide Buyer with written notice of delivery of each phase’s Deliverables and Buyer will reply to Supplier with written acknowledgment of such notice. Buyer will have [*****] from the date of such acknowledgment to provide written acceptance of such Deliverables or provide a list of problems or non-conformities to Supplier within said period. The Deliverables will be deemed accepted: a) if Buyer fails to reject such deliverables during the acceptance period; or b) Buyer provides Supplier with written notice of acceptance. For purposes of this Section 6.1.2, written notice will include notice via email.”

3.	Attachment II – Software Development and Licensed Software Supplemental Terms and Conditions, delete Section 10.1 and replace with the following:
“10.1 Term
The Term of the Agreement and all Attachments shall begin on the Effective Date and shall continue until December 31, 2017 ("Initial Term").”

4.
Attachment III – Ford-TeleNav Sync Generation 2 On-Board Navigation Global Terms and Conditions, in Section 27.01, replace “Supplier shall be Buyer's preferred provider for GPS on-board navigation integrated within Ford Sync Gen 2” with “Supplier shall be Buyer's preferred provider for GPS on-board navigation integrated within Ford Sync Gen 2 [*****]”.

5.
Attachment III – Ford-TeleNav Sync Generation 2 On-Board Navigation Global Terms and Conditions, in Section 27.01, replace “or if Supplier is unable to provide the GPS on-board navigation in that region [*****]” with “or if Supplier is unable to provide the GPS on-board navigation in that region [*****]”.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

6.	In Attachment V, delete Section 1 in its entirety and replace with the following:
“1. Telenav License Fee for Gen 2 [*****]

Gen 2

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
License Fee per SD Card (does not include SD Card)	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

CY	[*****]	[*****]	[*****]	[*****]
License Fee	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

•	Currency: USD price valid for all geographic regions.

•	Pricing assumptions:

◦	Gen2: [*****] in [*****], [*****] in [*****], [*****] in [*****], [*****] in [*****]

◦	[*****] price, [*****] in [*****], [*****] in [*****]

◦	Assumes [*****] for all [*****] starting [*****]

•	[*****]

◦
Per the terms outlined in the October 12, 2009 SYNC Generation 2 on-board navigation agreement, for content not otherwise provided by Telenav, Ford will pay third party fees directly to the applicable third party

◦	Price does not include [*****]”

7.	In Attachment V, Section 2, delete the title “NRE Fees” and replace with “NRE, Maintenance and Support, and Map Compilation and Integration Services Fees for Gen 2 [*****]”.

8.
In Attachment V, Section 2, delete “Ford will pay TeleNav the following one-time NREs fees for customized software development (refer to Attachment II, Software Development Supplemental Terms and Conditions)” and replace with the following:

“Gen 2 [*****]

Ford will pay Telenav the following one-time NREs fees for customized software development (refer to Attachment II, Software Development Supplemental Terms and Conditions)”.

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

9.	In Attachment V, after the end of Section 2c but before Section 3, add the following:
“[*****]

[*****]NRE Fees

[*****]	[*****]	[*****]
		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****] for [*****] will be added as needed.

2d. Maintenance and Support Fees. Maintenance and support fees shall be [*****] for standard maintenance and support for the Developed Software and Licensed Software. Annual maintenance and support will begin on the initial launch date of the Ford Sync Vehicle for each region.

2e. Map Compilation and Integration Services Fees. Provided Ford pays Telenav the following map compilation and integration services fees, Telenav will provide the annual map compilation and integration services for the Developed Software as specified in [*****] at the prices listed herein during the Initial Term:

Region	Annual Map Compilation and Integration Services Fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Any new regions not listed above will be priced separately and mutually agreed upon by the parties.

Annual map compilation and integration services will begin on the annual anniversary date of the initial launch date of the Ford Sync Vehicle for each region.

After the Initial Term, Ford will be required to pay the fees below for the applicable map compilation and integration services every time such services are required:

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

Region	Post-Initial Term Annual Map Compilation and Integration Services Fee
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

Ford shall also pay Telenav the same post-Initial Term fees for any region listed above if Ford requests an additional map compilation to be performed for such region more than [*****] (exclusive of the standard annual map compilation).

Any new regions not listed above will be priced separately and mutually agreed upon by the parties.

The map compilation and integration services fees above are based on the Specifications existing as of the Amendment Effective Date, and if such Specifications should materially change in accordance with Attachment II, Section 8, the parties will renegotiate such fees in good faith to take account of such changes.

2f. Software Upgrade Fees. Provided Ford pays Telenav software upgrade fees as mutually agreed upon between the parties, Telenav will provide software upgrades for the Developed Software as specified in [*****] and as specified in scope in the [*****].”

10.	In Attachment V, delete Section 3 in its entirety and replace with the following:
“3.    Mapping Content, Points of Interest, and Other Associated Fees per SD Card or Navigation Head Unit

For Gen 2:
The mapping content, points of interest, and other associated fees (together referred to as 'Content Fees') as detailed in the table below will be paid to Telenav per license in addition to the License Fee in Section 1. Furthermore, the Content Fees for [*****] will be priced separately and mutually agreed upon by the parties.

Gen 2 Content Fees: (Assumes [*****] agreed by [*****] and [*****].)
[*****]

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]		[*****]
[*****]		[*****]
[*****]		[*****]
[*****]		[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

[*****]
The mapping content, points of interest, and other associated fees (together referred to as 'Content Fees') as detailed in the table below will be paid to Telenav per license in addition to the License Fee in Section 1. Furthermore, the Content Fees for [*****] will be priced separately and mutually agreed upon by the parties.

•	Ford shall report to Telenav which vehicles have been sent [*****] to determine which maps have been [*****]. [*****] map data must be locked out or deleted once [*****] has been [*****].
All [*****] includes the [*****]:
[*****]
Use of [*****] and [*****]:

•	[*****]. No other function will be permitted
For each of the [*****]:

1.	Ford may request to add [*****] for a fee of [*****]; and

2.	Telenav will provide Ford a [*****] for Content Fees [*****] after the [*****] for a [*****].
[*****] Content Fees:
[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

[*****]	[*****]
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]	[*****]
	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

•	[*****] assume carry over [*****]. Pricing and content as defined by [*****] has not been created by [*****].”

11.	In Attachment V, delete Section 4 in its entirety and replace with the following:

“4. Reporting

For Gen 2:
Ford will send Telenav a monthly report listing the number of SD cards sold/installed no later than the 15th of the following month, and Telenav shall subsequently issue an invoice to Ford based on such report. Payment of such invoice shall be made by Ford in accordance with Section 10 of the Ford-TeleNav Sync Generation 2 On-Board Navigation Global Terms and Conditions. In addition, Ford will include sufficient information in the monthly reporting to allow Telenav to report and pay fees due for mapping and other content that Telenav is responsible for. The parties acknowledge that [*****] may [*****] its [*****] under this [*****]; provided, however that [*****] will [*****] for the [*****] of such [*****].

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

[*****]
Ford will send Telenav a monthly report listing the head unit part number and content sold/installed by region no later than the 15th of the following month, and Telenav shall subsequently issue an invoice to Ford based on such report. Payment of such invoice shall be made by Ford in accordance with Section 10 of the Ford-TeleNav Sync Generation 2 On-Board Navigation Global Terms and Conditions. In addition, Ford will include sufficient information in the monthly reporting to allow Telenav to report and pay fees due for mapping and other content that Telenav is responsible for. The parties acknowledge that [*****] may [*****] its [*****] under this [*****] (or its [*****]); provided, however that [*****] will [*****] for the [*****] of such [*****].”

12.	In Attachment V, [*****] shall [*****] to the [*****] unless otherwise agreed to in writing by the parties.

13.	After Attachment X, add as Attachment XI, attached hereto and incorporated by reference herein.
Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: SYNC Software Buyer Date: 4/17/14	TELENAV, INC. By: /s/ Michael W. Strambi (Signature) Name: Michael W. Strambi (Printed Name) Title: Chief Financial Officer Date: 4/21/14

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

Attachment XI

Statement of Work
For

Ford SYNC [*****]
[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

Table of Contents
1Scope and Background    14
1.1Lexicon    14
1.2References    15
2Features and Requirements    16
3Project Timelines and Feature Deliverables    17
4Software Deliverables    18
5Change Request / Change Management    18
6Quality Validation Process    18
6.1[*****]    19
6.2[*****] Analysis    19
7Release and Acceptance    19
7.1[*****]    19
7.2Acceptance    19
8Dependencies    19

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

1	Scope and Background

[*****] system is an in-vehicle communications and navigation system designed to use [*****] as the kernel and development platform for its infotainment system to support One Ford, One World vision.

The objective of this Statement of Work (“SOW”) is to define Telenav’s tasks of constructing the embedded real-time navigation system to provide high performance real-time navigation, visual and audio guidance, and up to date information of map data and dynamic content.

This scope of this SOW addresses only the baseline part of this project, covering [*****]. Telenav shall address other regions in different SOWs.

This SOW identifies the assumptions, background, and constraints on the development of the navigation system, and describes the tasks Telenav will perform in order to deliver the navigation system to Ford. Unless otherwise indicated, all Developed Software delivered under this SOW is paid for and owned by Ford, pursuant to the terms and conditions of the SYNC Generation 2 On-Board Navigation Agreement between Ford and Telenav.

1.1    Lexicon

Word or Phrase	Interpretation
Engineering Spec	Ford’s Engineering Spec, reference #1
SYNC	The automobile resident interactive platform that will host the Navigation Client.
Human Machine Interface (HMI)	Human Machine Interface implementation owned by [*****]
Voice User Interface (VUI)	Voice-based User Interface owned by Nuance
Voice Control Application (VCA) data	The data transformed by Telenav per agreed VCA specifications and provided to Nuance to generate Voice grammars
Navigation Plug-in	Software module that is installed in the SYNC platform in the automobile that supports features in the Engineering Spec.
Navigation APIs	The Application Program Interfaces provided by the Navigation Plug-in to access Navigation features supported in the Navigation Plug-In
Navigation Display	TeleNav implementation of navigation screen, residing underneath HMI layer
Text to Speech (TTS) engine	Embedded text-to-speech engine owned by Nuance
GPSM	The GPS Module providing location related information for real-time navigation
Sirius Radio	The source of dynamic data via satellite radio

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

1.2    References

1) [*****]

2) [*****]

3) [*****]

4) [*****]

5) [*****]

6) [*****]

7) [*****]

8) [*****]

9) [*****]

10) [*****]

11) [*****]

12) [*****]

2	Features and Requirements

[*****]

3	Project Timelines and Feature Deliverables

[*****]

4	Software Deliverables

[*****]
The Developed Software to be provided under this SOW shall be as follows:
[*****]

5	Change Request / Change Management

[*****]

6	Quality Validation Process

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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Exhibit 10.26.16+

6.1    [*****]
[*****]

6.2    [*****] Analysis
[*****]

7	Release and Acceptance

7.1    [*****]
[*****]

7.2    Acceptance
[*****]

8	Dependencies

[*****]

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
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